© 2009 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
President & Chief Executive Officer
May 12, 2009
NORTHERN TRUST
CORPORATION
2009 UBS Global Financial
Services Conference
EXHIBIT 99.1

Integrity Expertise Service

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2008 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

Integrity Expertise Service 3 Agenda Recent Capital Raise Northern Trust: Strategic Overview Financial Performance Highlights Balance Sheet Highlights Concluding Thoughts

© 2009 Northern Trust Corporation Service Expertise Integrity Capital Raise

Integrity Expertise Service

Why Did We Raise Capital?
Further enhances our distinctive and robust capital
position
Positions us to redeem TARP CPP in consultation
with our regulators
Better enables us to pursue compelling growth
opportunities

© 2009 Northern Trust Corporation Service Expertise Integrity Strategic Overview

Integrity Expertise Service
Client-centric and Highly Focused Business Model
Our Clients
Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments
Sovereign Wealth Funds
Assets Under Custody
$2.8 Trillion
Assets Under Management
$522 Billion
As of 3/31/09
Balance Sheet Assets
$78.5 Billion

Integrity Expertise Service
Network of over 80 PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Arizona
(8)
Florida
(25)
Illinois
(19)
Illinois
(19)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
Massachusetts (1)
Personal Financial Services
Extensive Reach in Affluent Market

Integrity Expertise Service
Corporate & Institutional Services
Strategically Positioned in Three Dynamic Regions
North America
Europe,
Middle East & Africa
Asia Pacific
Abu Dhabi
Dublin
Toronto
London
Limerick
Amsterdam
Luxembourg
Guernsey
Melbourne
Singapore
Hong Kong
Bangalore
Beijing
Tokyo
Jersey
Chicago
17 Locations
Worldwide
Trade Settlement
in 90+ Markets
Clients in
41 Countries

Integrity Expertise Service
Northern Trust Global Investments
Diversified, World Class Investment Manager
$522.3 Billion
Assets Under Management as of March 31, 2009
A Diversified Asset Manager
$290 Billion
(56%)
Active
$206 Billion
(39%)
Quantitative
$26 Billion
(5%)
Manager of Managers
Across Asset Classes Across Client Segments
$392 Billion
Institutional
$130 Billion
Personal
Across Styles
Equities
$182 Billion
(35%)
Fixed Income
$100 Billion
(19%)
Short
Duration
$228 Billion
(44%)
Other
$12 Billion
(2%)

Integrity Expertise Service
Positioned for Growth
Personal Financial
Services
Corporate & Institutional
Services
Northern Trust Global
Investments
Attractive markets and geographic
expansion opportunities
New business and human capital
gains from global disruption
Benefitting from flight to quality
Comprehensive product capabilities
combined with distinctive service

© 2009 Northern Trust Corporation Service Expertise Integrity Financial Performance Highlights

Integrity Expertise Service

AUM
S&P 500
0.1%
(7)
(20)%
(31)
Since
Jun-2007
5-Year
CAGR
1Q04 - Q109
Since
Jun-2007
AUC
S&P 500
5%
(7)
Global Custody
EAFE
11%
(5)
(18)%
(36)
$1.0
$1.2
$1.7
$2.1
$1.4
$1.4
2004 2005 2006 2007 2008 1Q09
$572
$618
$697
$757
$559
$522
2004 2005 2006 2007 2008 1Q09
Asset Accumulation Significantly Outperforming the Market
$2.6
$2.9
$3.5
$4.1
$3.0
$2.8
2004 2005 2006 2007 2008 1Q09
Assets Under Management
($ Billions)
Global Custody Assets
($ Trillions)
Assets Under Custody
($ Trillions)
Since
Jun-2007
(18)%
(31)
5-Year
CAGR
1Q04 - Q109
5-Year
CAGR
1Q04 - Q109

Integrity Expertise Service

High-Growth and Balanced Revenue Stream
$4,160
$3,572
$3,061
$2,686
$2,326
2004 2005 2006 2007 2008
2004
–
2008 CAGR = 16%
S&P 500 (7)%
EAFE (5)%
($ Millions)
Operating Revenue
Note: Excludes VISA items for 2007 and 2008.
2008 Revenue Contribution
Other
Noninterest
Income
22%
Trust Fees
51%
Net Interest
Income
27%
International
37%
US
63%

Integrity Expertise Service

$506
$584
$821
$641
$665
2004 2005 2006 2007 2008
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
(40%)
(30%)
(20%)
(10%)
0%
10%
20%
30%
Earnings Strength Across Cycle
($ Millions)
Operating Net Income
S&P500
Annual Fed Funds
S&P 500
Note: S&P 500 line represents percent change from12/31/04 base.  2007 and 2008 Net Income are on an Operating Basis
e.g. excluding all VISA items.
2004 – 2008 Avg. ROE = 17%
Fed Funds

Integrity Expertise Service

Fixed income
market dislocation
Strength relative
to equity market
declines
First Quarter 2009 Highlights
Trust, Inv. & Other Svcing Fees
(ex. Securities Lending)
Securities Lending
Other Noninterest Income
Net Interest Income
Total Revenues
Noninterest Expenses
Net Income
Earnings Per Common Share
Market Indices:
S&P 500
US$EAFE
% Change
1Q09 vs 1Q08
$419
$(8)
$206
$288
$904
$594
$162
$0.61
-15%
NM
+11%
+8%
-8%
-3%
-30%
-41%
-40%
-49%
First Quarter
2009
($ Million)
Note: Comparison excludes the impact of the First Quarter 2008 VISA item.
Well controlled
Managing the business in the context of a difficult market environment and positioning ourselves to take advantage of market opportunities
Common Dividend of $0.28 maintained
TARP dividend of $0.09

© 2009 Northern Trust Corporation Service Expertise Integrity Balance Sheet Highlights

Integrity Expertise Service

Client Deposit-Driven Balance Sheet
Securities
23%
Money
Market
Assets
28%
Client
Loans
39%
Other
10%
Assets
Other
Purchased
Funds
13%
Client
Deposits
68%
Long-Term Debt
& Senior Notes
6%
Other
5%
Liabilities & Equity
As of March 31, 2009
Equity
8%
Total Assets = $78.5 Billion
Total Risk Weighted Assets = $52.4 Billion

Integrity Expertise Service

High Quality Securities Portfolio
$17.8B SECURITIES PORTFOLIO
90% of total securities rated triple-A
Government Sponsored
Agency / FDIC TLG
Funding
($13.4B / $0.8B)
Auction Rate Securities ($0.5B)
Municipal Bonds ($0.8B)
Asset-Backed ($1.5B)
Well diversified
76% rated triple-A
Subprime asset-backed total
< 2% of total portfolio
Other ($0.9B)
Total net unrealized losses (pretax) of $240 million
8%
3%
5%
4%
80%
As of March 31, 2009

Integrity Expertise Service

Focused Lending Practices Produce Superior Results
Relationship-based lending practices
Each mortgage individually underwritten and
managed
Commercial lending supports-fee based clients
Northern Trust does not:
Underwrite mortgage loans to sub-prime
borrowers
Participate in credit card lending
Offer an off-balance sheet commercial paper
conduit
Lend directly to hedge funds
As of March 31, 2009
High Net Worth
Residential
Real Estate
($10.6B)
35%
26%
Commercial
($7.8B)
10%
Commercial
Real Estate
($3.1B)
15% Personal
($4.6B)
4%
Other
($1.2B)
Leases
($1.0B)
Non-U.S.
($2.1B)
3%
7%
$30B Loan Portfolio
NCO’s / Avg. Loans
0.04%
0.09%
1.62%
1.57%
Q1 2009 2008
NPA’s / Loans
0.57%
0.33%
2.71%
2.06%
Q1 2009 2008
Reserves / NPA’S
166%
237%
75%
86%
Q1 2009 2008
NTRS Median Top 20 Bank Peers

Integrity Expertise Service

Top Tier Capital Strength
88%
71%
45%
67%
TCE/TA
TCE/RWA
Tier 1 Capital
Capital Ratios
Pro Forma with New Common
With TARP
Redemption
5.9%
8.8%
13.0%
Top 20 Banks Peer
Median (incl. CPP)
Capital Composition – TCE as % of Tier 1
7.0%
5.9%
4.6%
6.8%
6.3%
TCE / TA Ratio – Continued Differentiation
¹
Proforma for common stock offering and TARP CPP redemption (excludes impact of warrant redemption).
NTRS
4.6%
5.0%
11.0%
7.0%
10.4%
14.7%
6.9%
10.3%
11.7%
Actual March 31, 2009
2004 Q1 2009
Q1 2009
No TARP
Redemption
Top 20 Banks NTRS NTRS Pro Forma (w/ TARP) NTRS Pro Forma (w/ TARP Repayment)
1

© 2009 Northern Trust Corporation Service Expertise Integrity Concluding Thoughts

Integrity Expertise Service

Invested, Experienced and Stable Management Team
Management Northern Trust Industry
Rick Waddell - President & CEO 34 Years 34 Years
Sherry Barrat - President – PFS 19 Years 39 Years
Steve Fradkin - EVP & Chief Financial Officer 24 Years 24 Years
Tim Moen - EVP – Human Resources & Admin. 8 Years 34 Years
Bill Morrison - President – PFS 13 Years 36 Years
Steve Potter - President – NTGI 27 Years 27 Years
Joyce St. Clair - EVP – Corporate Risk Mgt. 17 Years 28 Years
Jana Schreuder - President – O&T 29 Years 29 Years
Tim Theriault - President – C&IS 25 Years 27 Years
Kelly Welsh - EVP & General Counsel 9 Years 31 Years
Average Tenure 21 Years 28 Years
NTRS Ownership
(As of December 31, 2008)
~13% Employees,
Directors and Retirees
Approximately 76% of
employees own
Northern Trust stock

Integrity Expertise Service

Strategic Growth Opportunity + Financial Strength
Leadership position in attractive, client-focused, business segments
Strong brand and reputation – “flight to quality” in the current environment
Compelling growth opportunities from global dislocation
Proven record of managing the business for long-term growth and profitability
Conservative management practices
Distinctive balance sheet strength
Strong capital levels
Invested, experienced and stable management team
Well Positioned to Capitalize on Global Growth Opportunities
Financial Strength and Soundness a Differentiating Factor

© 2009 Northern Trust Corporation
Service Expertise Integrity
Frederick H. Waddell
President & Chief Executive Officer
May 12, 2009
NORTHERN TRUST
CORPORATION
2009 UBS Global Financial
Services Conference